UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 20, 2025

Mirion Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39352	83-0974996
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1218 Menlo Drive
Atlanta, Georgia 30318
(Address of Principal Executive Offices)

(770) 432-2744
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MIR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On May 20, 2025, Mirion Technologies, Inc. (the “Company”) announced its intent to offer $300.0 million aggregate principal amount of Convertible Senior Notes due 2030 (the “Notes”) in a private placement (the “Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).

In the preliminary offering memorandum, dated May 20, 2025 relating to the proposed Offering, the Company disclosed that it intends to seek a term loan refinancing amendment (the “Refinancing Amendment”) to its existing Credit Agreement, dated as of October 20, 2021 (as amended by the Agreement and Amendment No. 1 to Credit Agreement, dated as of November 22, 2021, as further amended by Amendment No. 2 to Credit Agreement, dated as of June 23, 2023, as further modified by the Holdings Assumption Agreement, dated as of December 30, 2023, as further amended by Amendment No. 3 to Credit Agreement, dated as of May 22, 2024, as further amended by Amendment No. 4 to Credit Agreement, dated as of March 21, 2025, and as further amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), by and among the Mirion IntermediateCo, Inc. (“Holdings”), Mirion Technologies (US Holdings), Inc. and Mirion Technologies (US), Inc. (together with Mirion Technologies (US Holdings), Inc., the “Borrowers”), the lending institutions from time to time party thereto, and Citibank, N.A as the Administrative Agent, the Collateral Agent and a Letter of Credit Issuer.

If effectuated, the Refinancing Amendment will provide for a new tranche of term loans maturing in 2032 in an aggregate principal amount currently expected to be $450 million (the “Replacement Term Loans”). The proceeds of the Replacement Term Loans will be used, together with a portion of the net proceeds of the Offering, to refinance all outstanding term loans under the Company’s senior secured term loan immediately prior to the effectiveness of the Refinancing Amendment (including payment of fees and expenses in connection therewith). The Refinancing Amendment is also expected to provide for other changes to the Credit Agreement favorable to the Company and their subsidiaries, including greater flexibility for the payment of dividends, the making of dispositions and/or investments, and the incurrence of indebtedness and liens. The final terms, amount, interest and fees with respect to the Replacement Term Loans are subject to market conditions. There can be no assurance that the Company or its subsidiaries will consummate the Refinancing Amendment on the terms described or at all.

The information in Item 7.01 on this Current Report on Form 8-K and the Exhibit attached hereto are being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall any such information or exhibits be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act.

Item 8.01. Other Events.

On May 20, 2025, the Company issued a press release announcing the proposed Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K and the press release attached hereto do not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. The Notes will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

Cautionary Note Concerning Forward-Looking Statements

Certain information contained or incorporated by reference in this Current Report on Form 8-K constitutes forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “seek,” “plan,” “project,” “target,” “looking ahead,” “look to,” “move into,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements represent the Company’s current beliefs, estimates and assumptions only as of the date of this press release and information contained in this press release should not be relied upon as representing the Company’s estimates as of any subsequent date. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to market risks, trends and conditions. These risks are not exhaustive. Further information on these and other risks that could affect the Company’s results is included in its filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2024, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 and the future reports that it may file from time to time with the SEC. The Company assumes no obligation to, and does not currently intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits
EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Mirion Technologies, Inc. dated May 20, 2025
104	Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2025

Mirion Technologies, Inc.
By:    /s/ Brian Schopfer
Name:    Brian Schopfer
Title:    Chief Financial Officer